UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 4, 2024

Hawthorn Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102 (Address of Principal Executive Offices) (Zip Code)
573-761-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Hawthorn Bancshares, Inc. held its Annual Meeting of shareholders on Tuesday, June 4, 2024, at which meeting the Company's shareholders voted upon the following matters:

*The election of four Class II directors to hold office for a term expiring at the Company's 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;
*The ratification and approval of the selection of FORVIS, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024; and
*The non-binding advisory vote on executive compensation.

Election of Directors

At the 2024 Annual Meeting, Frank E. Burkhead, Brent M. Giles, Jonathan L. States and Gus S. Wetzel, III were elected as Class II directors. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:
Frank E. Burkhead

For	2,958,000
Against	181,653
Abstain	94,545
There were 1,458,937 broker non-votes with respect to this matter.

Brent M. Giles

For	3,091,233
Against	47,033
Abstain	95,931
There were 1,458,937 broker non-votes with respect to this matter.
Jonathan L. States

For	3,105,475
Against	34,032
Abstain	94,691
There were 1,458,937 broker non-votes with respect to this matter.
Gus S. Wetzel, III

For	3,009,448
Against	118,859
Abstain	105,891
There were 1,458,937 broker non-votes with respect to this matter.
In addition to the four Class II directors elected at the 2024 Annual Meeting, the persons continuing in their term of office as members of the Company's board of directors are:
Class III Directors (terms to expire in 2025)
Gregg A. Bexten
Shawna M. Hettinger
Kevin L. Riley
David T. Turner

Class I Directors (terms to expire in 2026)
Kathleen L. Bruegenhemke
Douglas T. Eden
Philip D. Freeman
Jonathan D. Holtaway

Ratification and Approval of Independent Registered Public Accounting Firm
At the 2024 Annual Meeting, the selection of FORVIS, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024 was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For	4,549,441
Against	40,822
Abstain	102,871
There were no broker non-votes with respect to this matter.

Advisory Approval of the Compensation of our Executives
At the 2024 Annual Meeting, the compensation of the Company's executives disclosed in the proxy statement prepared with respect to the annual meeting was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For	2,985,915
Against	116,444
Abstain	131,838
There were 1,458,937 broker non-votes with respect to this matter.

Additional information regarding the matters voted on at the 2024 Annual Meeting is contained in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2024.
Item 7.01 Regulation FD.
On June 7, 2024, the Company issued a press release announcing the results of 2024 Annual Meeting. The full text of the press release is furnished as Exhibit 99.1 to hereto.

The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.

Exhibit No	Description

99.1	Press release, dated June 7, 2024, issued by Hawthorn Bancshares, Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2024	Hawthorn Bancshares, Inc. By: /s/ Brent M. Giles Name: Brent M. Giles Title: Chief Executive Officer

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